From Here. For Here. Fixed Income Investor Presentation October 2019 Daniel J. Schrider President & Chief Executive Officer Philip J. Mantua Executive Vice President & Chief Financial Officer Ronda McDowell Executive Vice President & Chief Credit Officer Exhibit 99.1

Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of the securities laws that are based on various facts and derived utilizing important assumptions, present expectations, estimates and projections about Sandy Spring Bancorp, Inc. and its subsidiaries (“Sandy Spring”, “SASR” or “the Company”), and Revere Bank. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “continues,” “anticipates,” “intends,” “projects,” “estimates,” “potential,” “plans” and similar expressions or future or conditional verbs such as “will,” “should,” “would,” “may” and “could” are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Forward-looking statements include information concerning Sandy Spring’s and Revere Bank’s future financial performance, business and growth strategy, projected plans and objectives, as well as projections of macroeconomic and industry trends, which are inherently unreliable due to the multiple factors that impact economic trends, and any such variations may be material. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of Sandy Spring’s and Revere Bank’s control, which may cause actual results to differ materially from those expressed or implied by the forward-looking statements. These risks and uncertainties include but are not limited to whether Sandy Spring can: continue to develop and maintain new and existing customer and community relationships; successfully implement its growth strategy, including identifying suitable acquisition targets and integrating the businesses of acquired companies and banks, including in connection with its pending acquisition of Revere Bank; sustain its current internal growth rate; provide quality and competitive products and services that appeal to its customers; continue to have access to debt and equity capital markets; and achieve its performance objectives. These and various other risk factors are discussed in Sandy Spring’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and in other reports and statements Sandy Spring has filed with the Securities and Exchange Commission (“SEC”). Copies of such filings are available for download free of charge from the Investor Relations section of Sandy Spring’s website at www.sandyspringbank.com. In addition to the above factors and those previously disclosed in Sandy Spring’s reports filed with the SEC, the following factors among others, could cause actual results to differ materially from those in its forward-looking statements: (i) the possibility that any of the anticipated benefits of the proposed transaction between Sandy Spring and Revere Bank will not be realized or will not be realized within the expected time period; (ii) the risk that integration of operations of Revere Bank with those of Sandy Spring will be materially delayed or will be more costly or difficult than expected; (iii) the inability to complete the proposed transaction due to the failure to obtain the required shareholder approvals; (iv) the failure to satisfy other conditions to completion of the proposed transaction, including receipt of required regulatory and other approvals; (v) the failure of the proposed transaction to close for any other reason; (vi) the effect of the announcement of the transaction on customer relationships and operating results; (vii) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (viii) general economic conditions and trends, either nationally or locally; (ix) conditions in the securities markets; (x) changes in interest rates; (xi) changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; (xii) changes in real estate values; (xiii) changes in the quality or composition of Sandy Spring’s or Revere Bank’s loan or investment portfolios; (xiv) changes in competitive pressures among financial institutions or from non-financial institutions; (xv) the ability to retain key members of management; and (xvi) changes in legislation, regulations, and policies. Any forward-looking statement made by Sandy Spring in this presentation speaks only as of the date on which it is made. Factors or events that could cause Sandy Spring’s actual results to differ may emerge from time to time, and it is not possible for Sandy Spring to predict all of them. Sandy Spring undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. Preliminary Results As of and For the Three Months Ended September 30, 2019 This presentation contains SASR’s preliminary results as of and for the three months ended September 30, 2019. SASR has not filed its Quarterly Report on Form 10-Q for the quarter ended September 30, 2019. As a result, all financial results as of and for the three months ended September 30, 2019 described herein should be considered preliminary and are subject to change to reflect any changes resulting from the completion of normal quarter-end closing and review procedures. SASR’s actual results may differ materially from these estimates due to the completion of financial closing procedures, final adjustments and other developments that may arise between the date of this presentation and the time SASR files its Quarter Report on Form 10-Q. Forward Looking Statements and Non-GAAP Financial Information

Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures. In accordance with the SEC’s rules, Sandy Spring classifies a financial measure as being a non-GAAP financial measure if that financial measure excludes or includes amounts, or is subject to adjustments that have the effect of excluding or including amounts, that are included or excluded, as the case may be, in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles as in effect from time to time in the United States in our statements of income, balance sheet or statements of cash flows. Non-GAAP financial measures do not include operating and other statistical measures or ratios or statistical measures calculated using exclusively either financial measures calculated in accordance with GAAP, operating measures or other measures that are not non-GAAP financial measures or both. The non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which Sandy Spring calculates the non-GAAP financial measures may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures when comparing such non-GAAP financial measures. Sandy Spring believes these non-GAAP financial measures provide useful information to management and investors that is supplementary to our financial condition, results of operations and cash flows computed in accordance with GAAP; however, such non-GAAP financial measures have a number of limitations. As such, you should not view these disclosures as a substitute for results determined in accordance with GAAP, and they are not necessarily comparable to non-GAAP financial measures that other companies use. Please refer to the reconciliation of these non-GAAP financial measures to their most comparable GAAP measure in the appendix to this presentation. Additional Information About the Acquisition and Where to Find It In connection with the proposed merger transaction, Sandy Spring will file with the SEC, a Registration Statement on Form S-4 that will include a Joint Proxy Statement of Sandy Spring and Revere Bank, and a Prospectus of Sandy Spring, as well as other relevant documents concerning the proposed transaction. Shareholders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus regarding the merger when it becomes available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about Sandy Spring, Revere Bank and the proposed merger. A free copy of the Joint Proxy Statement/Prospectus, as well as other filings containing information about Sandy Spring, may be obtained at the SEC’s Internet site (http://www.sec.gov). You will also be able to obtain these documents, free of charge, from Sandy Spring at www.sandyspringbank.com under the tab “Investor Relations,” and then under the heading “SEC Filings.” Alternatively, these documents, when available, can be obtained free of charge from Sandy Spring upon written request to Sandy Spring Bancorp, Inc., Corporate Secretary, 17801 Georgia Avenue, Olney, Maryland 20832 or by calling (800) 399-5919 or to Revere Bank, Corporate Secretary, 2101 Gaither Road, 6th Floor, Rockville, Maryland or by calling (240) 264-5346. Participants in the Solicitation Sandy Spring and Revere Bank and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Sandy Spring and Revere Bank in connection with the proposed merger. Information about the directors and executive officers of Sandy Spring is set forth in the proxy statement for Sandy Spring’s 2019 annual meeting of shareholders, as filed with the SEC on a Schedule 14A on March 13, 2019. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed merger when it becomes available. Free copies of this document may be obtained as described in the preceding paragraph. Forward Looking Statements and Non-GAAP Financial Information (continued)

Preliminary Term Sheet A rating is not a recommendation to buy, sell, or hold securities. Ratings may be subject to revision or withdrawal at any time by the assigning rating organization. Each rating agency has its own methodology for assigning ratings and, accordingly, each rating should be evaluated independently of any other rating General corporate purposes may include working capital, repurchasing shares of the Company’s common stock, paying dividends, repaying indebtedness and redemption of the Company’s outstanding securities, providing capital to support the organic growth of the Bank or funding the opportunistic acquisition of similar or complementary financial service organizations, financing investments and capital expenditures and for investments in the Bank as regulatory capital. Issuer (Exchange: Ticker) Sandy Spring Bancorp, Inc. (NASDAQ: SASR) Security Offered Holding company subordinated debt Security Rating (1) BBB by Kroll Bond Rating Agency Offering Type SEC Registered Term 10-year Optional Redemption Non-call for 5 years. Callable on any interest payment date at par thereafter Special Redemption Upon certain special events Coupon Frequency Fixed rate for 5 years paid semi-annually; floating rate paid quarterly thereafter Covenants Consistent with regulatory requirements for Tier 2 capital Use of Proceeds General corporate purposes (2) Sole Book-Running Manager Keefe Bruyette & Woods, A Stifel Company Co-Manager Stephens Inc.

Corporate Overview

Select Members of Executive Management Philip J. Mantua Chief Financial Officer (61) Daniel J. Schrider President & CEO (55) Joined Sandy Spring in 1999, EVP and Chief Financial Officer since October 2004 30+ years of financial services experience Prior to Sandy Spring, developed financial planning systems, strategic plans, and ALCO policies for financial institutions at Olson Research Associates Named President & Chief Executive Officer on January 1, 2009 30+ years of experience at Sandy Spring Currently a director of the ABA, a past chairman of the Maryland Bankers Association and a past chair of the Stonier Graduate School of Banking Advisory Board Ronda McDowell Chief Credit Officer (55) EVP and Chief Credit Officer since November 2013 Specializes in loan system integration and policy administration for Sandy Spring’s acquisitions and development of effective lending policies 30 years of experience in the financial services industry, including 20+ at Sandy Spring

$8.4 billion in total assets $6.6 billion in total loans $1.2 billion market capitalization (1) $6.4 billion in deposits Highlights (6/30/19) Sandy Spring Bancorp, Inc. Rated #1 bank in Maryland by Forbes magazine (2) #2 community bank deposit market share with 55 branches across the Greater Washington, DC Metro Area (3) Significant organic and acquisition growth opportunities throughout our markets Strong asset quality Conservative capital and liquidity management Highly experienced management team Founded in 1868, Sandy Spring Bank is one of the area’s oldest and largest depository institutions Per S&P Global Market Intelligence as of June 28, 2019 Per Forbes “Best Banks in Each State 2019 List” Source: S&P Global Market Intelligence and Company documents; Deposit market share information shown for Washington, DC MSA Recently Opened Beltsville Office

Key Credit Investor Highlights Source: S&P Global Market Intelligence and Company documents YTD June 30, 2019 Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Disclosures” Strong Core Franchise A top commercial bank franchise in the Greater Washington, DC metro area Benefits from strength and size in robust Virginia-DC-Maryland market Well-positioned for solid organic growth Comprehensive product offering with noninterest income of 20.1% (1) Prudent Risk Management and Credit Culture Excellent risk management culture with robust governance processes and experienced credit personnel Consistently excellent asset quality metrics Diversified loan portfolio with 4.94% total yield (1) Pending in-market acquisition of Revere Bank with achievable and meaningful cost savings Financial Performance High profitability with 1.43% ROAA (1) Disciplined growth and expense management contributes to a strong 51.6% efficiency ratio (1)(2) Stable Year-over-Year net interest margin of 3.58% (1) Robust Capital and Liquidity Strong current capital position with 13.3% common equity ratio and 9.5% tangible common equity ratio (1)(2) Stable core deposit funded portfolio comprised of core customer relationships with 43% transaction accounts (1) Interest coverage ratio of 8.6x for Q2 of 2019 Experienced Management Experienced management team with ~200 years of combined banking experience Deep in-market relationships drive client-focused business model Experienced acquirer with a record of successful integration

Serves Dynamic Greater Washington, DC Metro Area Scale of the Washington, DC Market Total population of 6.2 million (#6 in the U.S.) Gross Regional Product of $530 billion (#5 in the U.S.) 220,000 businesses (#8 in the U.S.) Highly Educated Workforce 25% of the workforce has a graduate degree; 51% has a bachelor’s degree, #1 in the U.S. Home to 6 of the top 10 most educated counties in the U.S. Significant Economic Drivers #1 in the U.S. for occupational concentration for Computer and Math Sciences and Business and Financial Services Market has been diversifying beyond government #1 in the U.S. for federal procurement; DC, MD and VA are 3 of the top 5 markets for government contracts(1) Growth expected in cyber security, homeland security, clean energy and health care Source: The Stephen S. Fuller Institute and the National Contract Management Association and S&P Global Market Intelligence 2016 Annual review of Government Contracting Dollars in thousands Note: Top 10 MSAs are defined as the 10 largest MSAs in the United States by population excluding the Washington, DC MSA Washington Jobs by Sector (2018) Median Household Income (2019)(2)

Strong Relationships Drive In-Market Deposit Presence 5-Year Deposit CAGR Community Banks in SASR Zip Codes(1) (Pro Forma) Source: S&P Global Market Intelligence and FDIC deposit data as of June 30, 2019 and Company documents Includes top 15 banks by market share with less than $15 billion in assets as of 2019 Q2 and deposits in zip codes with at least one SASR branch; Excludes foreign subsidiary banks; pro forma for announced transactions where discernable Total market includes all banks with branches in zip codes with at least one SASR branch YTD cost of total deposits as of June 30, 2019; Comparable banks include HBMD, OLBK, TCFC, EGBN and SONA YTD June 30, 2019 vs. June 30, 2018 (2) 2nd lowest deposit cost of comparable Baltimore-Washington community banks (3) 43% transaction accounts; 32% non-interest bearing deposits 5.9% Y-o-Y growth in noninterest bearing (NIB) deposits (4) #2 deposit market share for community banks in Washington, DC MSA

Client Engagement Strategies Convert clients into our best advocates Provide employees with rewarding growth opportunities Distinguish ourselves from the typical competitor Drive growth and high-performing financial results Enhance our ongoing support of local communities Our goal: Create remarkable client experiences Client Experience Channel Optimization Execute our branch rationalization initiative to improve branch performance, modeling offices to fit evolving client needs, and consolidate, when appropriate Develop a seamless client experience across multiple delivery channels such as branch, phone, web, and mobile Make key investments in technology that will enable our bankers to better serve our clients, as well as enhance our clients’ own technology experience

Source: S&P Global Market Intelligence and Company documents As of June 30, 2019 Excludes assets previously sold to unrelated third party Diverse Fee Income Businesses Wealth Management Mortgage Banking Insurance Agency $3.2 billion in AUM (1) Fiduciary & trust services, private banking and custom- designed wealth management and portfolio management Niche focus on medical professionals $936 million in annual mortgage originations Gain on sale margin: 1.51% Purchase origination volume of $806 million Business mix: Personal lines Commercial lines Physicians’ liability 20.1%(1) non-interest income of total revenue comes from SASR’s diverse business lines Mortgage Origination ($MM) Insurance Agency Revenue ($MM) (2)

Strong Expense Control Source: S&P Global Market Intelligence and Company documents Note: Net operating expenses represents recurring non-interest expense less non-interest income Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Disclosures” Noninterest Expense Trend ($MM) Recurring operating expense 2.6% CAGR 2014 - 2017 vs. 7.7% average asset CAGR Branch rationalization improving efficiency Operational leverage will allow bank to continue to grow with minimal new interest expense Key investments in technology to make bankers more productive and able to better serve our clients (1)

Strategic Objectives Ensure Consistent feel across all delivery channels Incentivize employees to create Customer Advocates Create Remarkable client experiences Enhance Client Experience Balanced Core Deposit and Loan growth Proactively pursue bank & non-bank M&A Leverage fee based business lines throughout the Sandy Spring platform Opportunistic Growth Recruit, train and deploy new talent across all business lines Utilize technology to provide Customer Focused Outcomes Deliver Premier Community Banking to all clients Leverage Sales Culture

Headquartered in Rockville, MD, an affluent suburb of Washington, DC Chartered in 2007 Management team skilled with banking transactions and integration (BlueRidge Bank and Monument Bank acquisitions in 2016) 11 community banking offices Fastest Growing Companies in DC-area for three years running (2016 to 2018) (1) Acquisition of Revere Bank Revere Bank Financial Highlights Market Cap ($M) $352 ROAA 1.22% Total Assets ($M) $2,627 ROAE 11.54% Gross Loans ($M) $2,295 Net Interest Margin 3.71% 5-year Deposit Growth* 34.1% Efficiency Ratio (FTE) 50.41% 5-year Loan, net Growth* 36.3% NPA/Assets 0.18% *CAGR measured between June 30, 2014 and June 30, 2019 Source: Company filings and S&P Global Market Intelligence, financial condition data as of for the latest twelve months ended 6/30/2019, market capitalization as of September 23, 2019 Washington Business Journal

Summary of Terms and Key Transaction Metrics

Strategic In-Market Transaction

- In-market transaction deepens commitment to the highly attractive Greater Washington, DC Metro area
- Strong familiarity and mutual respect among management will allow for a smooth integration and the opportunity to maintain growth momentum
- Enables Sandy Spring to meaningfully cross the $10B threshold
- 9.1% EPS accretion; 2.5 year earnback (crossover); tangible book value dilution of 3.8% at closing

Transaction Summary(1)

Consideration:	100% stock consideration
Exchange ratio:	1.0500 fixed exchange ratio
Transaction value(1):	$460.7 million in the aggregate or $37.10 per share
Shares issued:	Approximately 12.7 million
Ownership:	74% Sandy Spring / 26% Revere

Transaction Valuation(2)

Price/Tangible Book Value:	173.4%
Price/LTM Earnings:	14.8X
Core Deposit Premium :	12.8%

Median Comparable Transactions(3)

Price/Tangible Book Value:	191.5%
Price/LTM Earnings:	20.2X
Core Deposit Premium:	14.4%

Select Pro Forma Ratios (as of 6/30/19)(4)

TCE / TA Ratio:	9.37%
Tier 1 Leverage Ratio:	9.74%
Total Capital Ratio:	13.50%
CRE as a % of Total Capital(5)	311%
Double Leverage Ratio(6)	106%



Frederick
Towson
Baltimore
Ellicott City
Dundalk
Germantown
Gaithersburg
Rockville
Leesburg
Glen Burnie
Bethesda
Washington
Fairfax
Alexandria
Manassas Park
Sandy Spring Bank
Revere Bank
Sandy Spring Insurance
Sandy Spring Wealth

1) Based on Sandy Spring's closing price as of September 23, 2019 of $35.33

2) Tangible book value as of the quarter ended June 30, 2019; measurements on a per share basis
3) Bank and thrift transactions announced since 1/1/2015 with targets headquartered in Maryland and contiguous state MSAs, assets > $1 billion, positive LTM returns and disclosed pricing, excluding mergers of equals
4) Assumes issuance of $125 million in subordinated debt and redemption of $10.3 million of existing trust preferred securities (Tier 1 Capital) and $25 million in existing sub debt
5) CRE is defined as the sum of construction and land development loans, multifamily property loans, non-owner occupied commercial real estate, non-farm non-residential property and loans to finance CRE not secured by real estate divided by total capital
6) Revere subordinated debt will be retained at pro forma Sandy Spring Bank (bank level)

Sandy Spring Bancorp
From Here. For Here.
16

Financial Highlights

Q3 Financial Highlights Disciplined Balance Sheet Growth Fee Income ($MM) TCE / TA Ratio 24% Growth 3% Growth 10% Growth Stable Y-o-Y EPS of $0.82 in lower rate environment, up from $0.79 in the Q2 2019 Strong 6% commercial loan growth offset by a decline in the mortgage loan portfolio from refinancing YTD deposit growth concentrated in core funding with 19% increase in NIB deposits and 45% reduction in wholesale deposits Higher deposit growth contributed to the lower loan-to-deposit ratio of 102% Boost in mortgage banking activities increased fee income by 24% over Q3 2018 Stable NIM despite new rate environment, down 9bps Y-o-Y and 3bps from the previous quarter(1) TCE / TA increased 48 bps from the same quarter for the prior year Stable non-GAAP efficiency ratio of 50.95% for the current quarter vs. 49.27% for Q3 2018 and 51.71% Q2 2019(2) Source: S&P Global Market Intelligence and Company documents 3rd quarter 2018 NIM excludes $2mm interest income recovery. Unadjusted NIM reported as 3.71% for the quarter Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Disclosures” Loans ($mm) Deposits ($mm) Loans / Deposits (%)

Source: S&P Global Market Intelligence and Company documents 1) YTD as of June 30, 2019 Revenue Composition Noninterest Income – YTD 2019 Revenue Composition ($MM) (1)

Consistent Operating Metrics Source: Company documents. YTD data as of June 30, 2019 Represents Operating ROAA and Operating ROATCE. Excludes merger-related costs, nonrecurring tax expense related to the Tax Cuts and Jobs Act, which was enacted December 22, 2017 and realized gains / (losses) on securities non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in "Appendix – Reconciliation of non-GAAP Disclosures” Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in "Appendix – Reconciliation of non-GAAP Disclosures” Net Interest Margin (%) ROAA (%) ROATCE (%) Non-GAAP Efficiency Ratio (%)(2) (1) (1) (1) (1)

Yields and Net Interest Margin Loan Portfolio Yields and Cost of Interest Bearing Deposits Net Interest Margin Source: S&P Global Market Intelligence and Company documents 3rd quarter 2018 NIM and loan portfolio yield excludes $2mm interest income recovery. Unadjusted NIM reported as 3.71% for the quarter (1) (1)

Capital Levels Common Equity Ratios Total Risk-Based Ratio Tier 1 Leverage Ratio Tier 1 Risk-Based Ratio Well Capitalized: 5.0% Well Capitalized: 10.0% Well Capitalized: 6.0% Source: S&P Global Market Intelligence and Company documents Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Disclosures” Assumes issuance of $125 million in subordinated debt and redemption of $10.3 million of existing trust preferred securities (Tier 1 Capital) and $25 million in existing sub debt as of June 30, 2019 (1) (2) (2) (2)

Pro Forma Capital Levels Pro Forma Capital Ratios Includes redemption of existing $25.0mm of subordinated debt and $10.3mm of trust preferred securities Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Disclosures” Pro forma bars represent SASR’s capital ratios pro forma for $125 million in subordinated debt raised as of June 30, 2019 and redemption of existing trust preferred securities and subordinated debt(1) (2) (1)

Balance Sheet and Liquidity

Loan Portfolio Trends HFI Average Loan Portfolio ($MM) and Yields Over Time Source: S&P Global Market Intelligence and company documents YTD June 30, 2019 vs YTD June 30, 2018 CRE is defined as the sum of construction and land development loans, multifamily property loans, non-owner occupied commercial real estate, non-farm non-residential property and loans to finance CRE not secured by real estate divided by total capital Includes residential mortgage, commercial investor real estate, and commercial owner occupied real estate loans Commercial business loans Includes residential construction, commercial AD&C, and consumer loans 3rd quarter 2018 loan portfolio yield excludes $2mm interest income recovery Loans Held for Investment ($MM) Organic Loan CAGR 2014-2017: 11.3% 9.8% Y-o-Y C&I growth(1) 4.3% Y-o-Y CRE growth(1) CRE / TRBC Ratios as of June 30, 2019 Total CRE(2) C&D BHC Level 310% 107% Bank Level 323% 112% (3) (4) (5) (6)

Loan Portfolio High Quality and Well-Diversified Portfolio Source: S&P Global Market Intelligence and Company documents; Data as of 6/30/2019

Granular CRE Portfolio in Strong Markets Source: S&P Global Market Intelligence and Company documents; Data as of 6/30/2019 Gross Loans: $6.6 billion Loan Composition CRE Portfolio CRE Loans: $3.2 billion By Type By Geography

Source: S&P Global Market Intelligence and Company documents Note: YTD as of June 30, 2019 Represents nonaccrual loans divided by loans held for investment. Represents annualized net charge-offs divided by average loans held for investment Strong Credit Culture and Performance Nonaccrual Loans / Loans(1) NCOs / Average Loans(2) Nonperforming Loans / Loans Reserves / Loans HFI

Deposit Mix Trends 2nd lowest deposit cost of comparable Baltimore-Washington community banks (2) 43% transaction accounts 56.3% deposit beta (3) Source: S&P Global Market Intelligence and Company documents 2nd Quarter 2019 YTD cost of total deposits as of June 30, 2019; Comparable banks include HBMD, OLBK, TCFC, EGBN and SONA Deposit beta is calculated as the change in the cost of interest bearing deposits divided by the change in the average Federal Funds rate from Q4 2016 to Q2 2019 YTD June 30, 2019 vs YTD June 30, 2018 Deposit Growth ($MM) Deposit Composition(1) Deposit Portfolio Highlights #2 deposit market share for community banks in Washington, D.C. MSA 9.5% Y-o-Y average deposit growth (4) 5.9% Y-o-Y growth in NIB deposits (4)

Securities Portfolio Conservative, High Quality and Diverse Securities Portfolio Source: S&P Global Market Intelligence and Company documents; Data as of 6/30/2019 Other includes corporate debt, trust preferred and marketable equity securities (1)

Interest Rate Sensitivity Change in Net Interest Income – Year 1 Change in Economic Value of Equity Source: Company documents

Historical Interest Coverage & Double Leverage Interest Coverage & Double Leverage Source: S&P Global Market Intelligence and Company documents Assumes downstream of $76.2mm to Sandy Spring Bank after the redemption of subordinated debt and trust preferred securities and two years cash coverage at Sandy Spring Bancorp, Inc. Interest rate of 4.50% shown for illustrative purposes only Includes redemption of existing $25.0mm of subordinated debt and $10.3mm of trust preferred securities Pro forma pre-tax income adjusted for interest expense on new debt and savings from redemption of subordinated debt and trust preferred securities (4)

Kroll Ratings as of July 10, 2019(1) Source: Kroll Bond Rating Agency surveillance report on website, dated July 10, 2019 Kroll Ratings Scale: https://www.krollbondratings.com/ratings/methodologies/rating-scales

Appendix

Non-GAAP Reconciliation This presentation contains financial information and performance measures determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). Sandy Spring Bancorp’s management believes that the supplemental non-GAAP information provides a better comparison of period-to-period operating performance. Additionally, Sandy Spring Bancorp believes this information is utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, such information is useful to investors. Non-GAAP measures used in this presentation consist of the following: efficiency ratio; and tangible common equity. Efficiency Ratio. Management views the GAAP efficiency ratio as an important financial measure of expense performance and cost management. The ratio expresses the level of non-interest expenses as a percentage of total revenue (net interest income plus total non-interest income). Lower ratios indicate improved productivity. In general, the efficiency ratio is non-interest expenses as a percentage of net interest income plus non-interest income. Non-interest expenses used in the calculation of the non-GAAP efficiency ratio exclude merger expenses, goodwill impairment losses, litigation expenses, the amortization of intangibles, and other non-recurring expenses. Income for the non-GAAP ratio includes the favorable effect of tax-exempt income, and excludes securities gains and losses, which vary widely from period to period without appreciably affecting operating expenses, and non-recurring gains. The measure is different from the GAAP efficiency ratio, which also is presented in this document. The GAAP measure is calculated using non-interest expense and income amounts as shown on the face of the Consolidated Statements of Income. The GAAP and non-GAAP efficiency ratios are reconciled and provided in the following table. Tangible Common Equity. Tangible equity, tangible assets and tangible book value per share are non-GAAP financial measures calculated using GAAP amounts. Tangible common equity and tangible assets exclude the balances of goodwill and other intangible assets from stockholder’s equity and total assets, respectively. Management believes that this non-GAAP financial measure provides information to investors that may be useful in understanding our financial condition. Because not all companies use the same calculation of tangible equity and tangible assets, this presentation may not be comparable to other similarly titled measures calculated by other companies.

GAAP and Non-GAAP Efficiency Ratios Source: S&P Global Market Intelligence and Company documents

GAAP and Non-GAAP ROAA and ROATCE Source: S&P Global Market Intelligence and Company documents

GAAP and Non-GAAP Tangible Common Equity Source: S&P Global Market Intelligence and Company documents

Selected Financial Data Source: S&P Global Market Intelligence and Company documents

Selected Financial Data Source: S&P Global Market Intelligence and Company documents Non-GAAP financial measure; see reconciliation to most directly comparable GAAP measure in “Appendix – Reconciliation of non-GAAP Disclosures” (Dollars in thousands, except per share data) 2018 2017 2016 2015 2014 Performance Ratios: . Return on average assets 1.27% 1.02% 1.02% 1.01% 0.91 % Return on average common equity 9.84 9.66 9.15 8.73 7.43 Yield on average interest-earning assets 4.47 4.08 3.96 3.91 3.93 Rate on average interest-bearing liabilities 1.24 0.77 0.68 0.70 0.69 Net interest spread 3.23 3.31 3.28 3.21 3.24 Net interest margin 3.60 3.55 3.49 3.44 3.45 Efficiency ratio – GAAP 55.92 58.68 61.35 61.32 68.47 Efficiency ratio – non-GAAP (1) 50.87 54.59 58.66 61.09 62.48 Capital Ratios: Tier 1 leverage 9.50% 9.24% 10.14% 10.60% 11.26 % Common equity tier 1 capital to risk-weighed assets 10.90 10.84 11.01 12.17 n.a. Tier 1 capital to risk-weighted assets 11.06 10.84 11.74 13.13 13.95 Total regulatory capital to risk-weighted assets 12.26 11.85 12.80 14.25 15.06 Tangible common equity ratio - non-GAAP (1) 9.21 9.04 9.07 9.66 10.15 Average equity to average assets 12.87 10.51 11.12 11.58 12.26 Credit Quality Ratios: Allowance for loan losses to loans 0.81% 1.05% 1.12% 1.17% 1.21 % Non-performing loans to total loans 0.55 0.68 0.81 0.99 1.09 Non-performing assets to total assets 0.46 0.58 0.66 0.80 0.85 Net charge-offs to average loans and leases 0.01 0.04 0.06 0.07 0.03